Exhibit 99.1

                             CERTIFICATION OF 10QSB

I, Douglas Larson of Eldorado Artesian Springs,  Inc. (the "Company"),  certify, pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  18 U.S.C.  Section
1350, that:

(1)  the Quarterly Report on Form 10-QSB of the Company for the quarterly period
     ended   September  30,  2002  (the   "Report")   fully  complies  with  the
     requirements of Section 13 (a) or 15 (d) of the Securities  Exchange Act of
     1934 (15 U.S.C. 78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Douglas Larson
Dated: November 14, 2002